Exhibit 10.2

EIGHTH AMENDMENT TO

AGREEMENT OF LIMITED PARTNERSHIP OF

AMERICAN HOMES 4 RENT, L.P.

September 19, 2014

Pursuant to Sections 14.1.A and 14.1.C of the Agreement of Limited Partnership of American Homes 4 Rent, L.P., a Delaware limited partnership (the “Partnership”), dated November 21, 2012, as amended by the First Amendment, dated as of December 31, 2012, the Second Amendment, dated as of February 28, 2013, the Amended & Restated Second Amendment, dated May 22, 2013, the Third Amendment, dated as of June 10, 2013, the Fourth Amendment, dated as of June 10, 2013, the Fifth Amendment, dated as of October 24, 2013, the Sixth Amendment, dated as of  December 27, 2013, and the Seventh Amendment, dated as of April 30, 2014 (collectively, the “Partnership Agreement”), the General Partner hereby amends the Partnership Agreement as follows.

1.                                      Section 7.5.A of the Partnership Agreement is hereby amended and replaced in its entirety as follows (with changes shown in underlined text):

A.                                    General. Without the Consent of the Outside Limited Partners, the General Partner shall not, directly or indirectly, enter into or conduct any business other than in connection with the ownership, acquisition and disposition of Partnership Interests as General Partner or Limited Partner and the management of the business of the Partnership and such activities as are incidental thereto. Without the Consent of the Outside Limited Partners, the assets of the General Partner shall be limited to Partnership Interests and permitted debt obligations of the Partnership (as contemplated by Section 7.5.F); provided, however, that the General Partner shall be permitted to hold such bank accounts or similar instruments or accounts in its name as it deems necessary to carry out its responsibilities and purposes as contemplated under this Agreement and its organizational documents (provided that accounts held on behalf of the Partnership to permit the General Partner to carry out its responsibilities under this Agreement shall be considered to belong to the Partnership and the interest earned thereon shall, subject to Section 7.4.B, be applied for the benefit of the Partnership); and, provided further that, the General Partner shall be permitted to acquire: (A) Qualified Assets, and (B) AH4R REMIC Regular Interests the acquisitions of which are financed entirely with OP Tracking Loans.

2.                                      Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Partnership Agreement. The following defined terms used in this Eighth Amendment to the Partnership Agreement shall have the meanings specified below:

“AH4R REMIC Regular Interest” means a regular interest in a REMIC (as defined in Section 860G of the Code), which REMIC owns loans secured by mortgages on single-family rental properties owned by the Partnership or Subsidiaries of the Partnership. The term AH4R

REMIC Regular Interest shall include the Class F Certificates issued by American Homes 4 Rent 2014-SFR2 Trust, a New York common law trust.

“OP Tracking Loan” means a loan advanced by the Partnership to the General Partner which loan is used by the General Partner to finance the acquisition of an AH4R REMIC Regular Interest.  The terms and conditions of the OP Tracking Loan shall be substantially similar to the terms and conditions of the AH4R REMIC Regular Interest financed by the OP Tracking Loan.  In addition, the Partnership’s sole recourse for repayment of the OP Tracking Loan shall be from payments received by the General Partner with respect to the related AH4R REMIC Regular Interest and from proceeds from the sale by the General Partner of the related AH4R REMIC Regular Interest.  The term OP Tracking Loan shall include the loan made by the Partnership to the General Partner to finance the General Partner’s acquisition of the Class F Certificates issued by American Homes 4 Rent 2014-SFR2 Trust, a New York common law trust.

3.                                      Pursuant to Section 14.1.C of the Partnership Agreement, effective as of the date of this Eighth Amendment, the General Partner has obtained the Consent of the Outside Limited Partners to amend Section 7.5.A of the Partnership Agreement.  A copy of the form of Consent of the Outside Limited Partners is attached hereto as Attachment A.

4.                                      Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

IN WITNESS WHEREOF, the undersigned has executed this Eighth Amendment as of the date first set forth above.

GENERAL PARTNER:

AMERICAN HOMES 4 RENT

By:	/s/ David P. Singelyn
Name: David P. Singelyn
Title: Chief Executive Officer

ATTACHMENT A

CONSENT OF THE OUTSIDE LIMITED PARTNERS

September 19, 2014

Reference is hereby made to that certain Agreement of Limited Partnership of American Homes 4 Rent, L.P., a Delaware limited partnership (the “Partnership”), dated November 21, 2012, as amended by the First Amendment, dated as of December 31, 2012, the Second Amendment, dated as of February 28, 2013, the Amended & Restated Second Amendment, dated May 22, 2013, the Third Amendment, dated as of June 10, 2013, the Fourth Amendment, dated as of June 10, 2013, the Fifth Amendment, dated as of October 24, 2013, the Sixth Amendment, dated as of  December 27, 2013, and the Seventh Amendment, dated as of April 30, 2014 (collectively, the “Partnership Agreement”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement.

Pursuant to Section 14.1.C of the Partnership Agreement, the undersigned, being the sole Limited Partner of the Partnership, hereby consents to the amendment of Section 7.5.A of the Partnership Agreement as described in the Eighth Amendment of the Partnership Agreement, dated as of the date hereof.

IN WITNESS WHEREOF, the undersigned have executed this Consent of the Outside Limited Partners as of the date first set forth above.

LIMITED PARTNER:

American Homes 4 Rent, LLC

By:	/s/ David P. Singelyn
Name: David P. Singelyn
Title: Manager